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                                                                    Exhibit 21.1


                              LIST OF SUBSIDIARIES

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
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Subsidiary                            Place of Organization               Names Under Which Subsidiary
                                                                          Conducts Business
-------------------------------------------------------------------------------------------------------------

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
StorageNetworks UK Ltd.               United Kingdom                      StorageNetworks,
                                                                          StorageNetworks UK,
                                                                          StorageNetworks UK Ltd.
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StorageNetworks GmbH                  Germany                             StorageNetworks,
                                                                          StorageNetworks GmbH
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StorageNetworks Asia Pacific          Australia                           StorageNetworks,
Pty Limited                                                               StorageNetworks Asia Pacific Pty
                                                                          Limited
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StorageNetworks BV                    Netherlands                         StorageNetworks,
                                                                          StorageNetworks BV
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StorageNetworks Japan KK              Japan                               StorageNetworks,
                                                                          StorageNetworks Japan KK
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